SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                                 FORM 8-K




                              CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)                April 4, 1994


                         Northern States Power Company

(Exact name of registrant as specified in its charter)


                                 Minnesota
            (State or other jurisdiction of incorporation)


            1-3034                                   41-0448030
(Commission File Number)                 (IRS Employer Identification No.)


                         414 Nicollet Mall                       55401
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code           612-330-5500



      (Former name of former address, if changed since last report)



Item 5.     Other Information.

Northern States Power Company and the International Brotherhood of Electrical Workers (IBEW) have reached a tentative agreement for contracts to be effective from January 1, 1994 through December 31, 1996. The package will be presented to the IBEW members for a vote on May 2, 1994 with a full recommendation of the Union's joint bargaining committee. In the meantime, the Interim Agreement, entered into when the old Labor Agreement expired, has been extended through May 31, 1994.






                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Northern States Power Company
                                         (a Minnesota Corporation)



                             By:     (Gary R. Johnson)
                                     Gary R. Johnson
                                     Vice President & General Counsel


Dated:            April 4, 1994